THE PARNASSUS INCOME TRUST

                         Annual Report December 31, 2000

--------------------------------------------------------------------------------
                                                                February 7, 2001

Dear Shareholder:

     Here is your annual report for the year 2000. Inside you'll find financial statements and an analysis for each of the three funds in The Parnassus Income Trust. Both the Equity Income Fund and the California Tax-Exempt Fund had good, solid performance during the year. The Fixed-Income Fund underperformed for the year and we tell you why in this report. We also tell you why we think we'll do much better in 2001.

     Effective May 1, 2001, Todd Ahlsten will join me as co-portfolio manager of the Equity Income Fund, Bryant Cherry will become co-manager of the Fixed-Income Fund and Ben Liao will become co-manager of the California Tax-Exempt Fund. Todd Ahlsten and I co-wrote the section on the Equity Income Fund. I wrote the section on the Fixed-Income Fund and Ben Liao joined me to write the section on the California Tax-Exempt Fund.

                                                             Yours truly,
                                                             Jerome L. Dodson
                                                             President



                               Equity Income Fund

Dear Shareholder:

     As of December 31, 2000, the net asset value per share (NAV) of the Equity Income Fund was $21.48, so after taking dividends into account, the total return for the year was 6.36%. This compares to a loss of 9.10% for the S&P 500, a loss of 10.89% for the Wilshire 5000 and a gain of 6.77% for the average equity income fund followed by Lipper.

     For the year, then, we beat the S&P 500 (S&P) by over 15% and the Wilshire 5000 (Wilshire) by over 17% while slightly underperforming the average equity income fund. Needless to say, we're very happy with our performance this year. The reason we slightly underperformed the Lipper average is that the Fund held more technology shares than most equity income funds and 2000 was not a good year for technology.

     As you can see on the table below, we're quite a bit ahead of the average equity income fund since we changed our investment objective from a balanced fund to an equity income fund. Our total return has averaged 12.92% per year compared to 1.22% for the Lipper average. This means that the Fund ranks fifth out of 188 equity income funds followed by Lipper since the objective change on March 31, 1998.*

     Our average yield for the year was 1.72% compared to a yield of 1.15% for the S&P. For the month of December, our 30-day SEC yield was 2.88% versus 1.19% for the S&P.

     Below is a table that compares the performance of the Fund with the S&P, the Wilshire and the average equity income fund followed by Lipper. Average annual total returns are for the one, three and five-year periods and since inception.

[graph here]

Average Annual Total Returns             Equity Income   Lipper Equity Income       S&P 500         Wilshire 5000
for periods ended 12/31/00                  Fund            Fund Average            Index              Index
-------------------------------------------------------------------------------------------------------------------
One Year                                     6.36%               6.77%              (9.10%)           (10.89%)
Three Years                                 13.19%               6.89%              12.24%             10.76%
Five Years                                  13.29%              12.88%              18.27%             16.68%
Since Inception 8/31/92                     13.69%              13.48%              17.29%             16.29%
Since Change of Objective 3/31/98           12.92%               1.22%               8.16%              6.84%
-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Wilshire 5000 and the S&P 500 are unmanaged indices of common stocks and it is not possible to invest directly in an index.

* For the one, three and five-year periods ended 12/31/00 and since inception, the Parnassus Equity Income Fund placed #110 of 215 funds, #8 of 182 funds, #50 of 117 funds, and #28 of 54 funds, respectively.

STRATEGY AND ANALYSIS

     Unlike the first half of the year when the Parnassus Equity Income Fund had excellent returns, we underperformed during the second half so that we finished the year in line with the equity income fund average. However, we beat the S&P during 2000 by over 15% so the year was a major success. Equity income funds did better than the stock market indices during 2000 because they are generally overweighted in value-oriented, dividend paying stocks (which for the most part, did quite well) and underweighted in technology (which for the most part, had a terrible year). Here's a review of what happened during the year and our outlook for 2001.

     The Fund began the year with substantial investments in technology and did very well during the first quarter. As in 1999, technology shares surged. During the second quarter, we concluded that many of our technology shares were overvalued and we began to sell some of them right before they started to tumble. At the first of the year, 40% of the portfolio was in technology compared to about 32% for the S&P. By June 30, only 22% of the portfolio was in technology.

     We invested the proceeds from the sale of our technology stocks into companies in undervalued industries such as medical and financial services. These undervalued shares, for the most part, increased in value while the "tech wreck" brought down market averages during March, April and May. This boosted our return versus the average equity income fund during the first half of 2000.

     Our investments in medical and financial service companies did very well during the second half of the year. What hurt us was our decision to repurchase some of the technology stocks we sold earlier in the year. By October 30, 30% of the portfolio was in technology. The reason for the change was that after watching many technology shares decline by 40% or more, we felt they were reaching bargain levels. Since business fundamentals still seemed strong, we bought more shares in quality semiconductor companies such as Intel, Applied Materials and Micron Technology. Unfortunately, these stocks continued to decline and offset much of the gain we made in healthcare and financials. By year-end, we sold some technology issues, especially in semiconductor capital equipment, when it became clear a turnaround was not in the cards over the next 12 months.

LOSERS

     Seven companies hurt the Fund's NAV by 10 cents or more, of which six were in technology or telecommunications. Intel, the Fund's largest position, did the most damage as it reduced the NAV by 44 cents per share in 2000 as the stock fell 26.5% to $30.25. Intel's revenue growth was below expectations during the second half of 2000 as demand slowed for personal computers. We expect the stock to recover in 2001.

     Lucent, the largest manufacturer of telecommunications equipment, declined 82% from $74.82 to $13.50 for a loss of 42 cents on the NAV. The company lost market share to key competitors such as Cisco, Nortel and Juniper Networks. Problems with vendor financing and weaker demand for telecommunications equipment also hurt earnings.

     AT&T declined 58.2% from the beginning of the year to the time we sold it at $21.45 per share which cost the Fund 32 cents on the NAV. Lower prices for its long distance service caused the company to report lower earnings. With no pricing recovery in sight, we sold the stock.

     LSI Logic, a manufacturer of custom chips for applications such as wireless communication and the Sony PlayStation 2, saw its stock decline 49.4% during the year to $17.09 for a loss of 28 cents on the NAV. While the company reported a record profit for the year, the stock declined as investors feared the end of the semiconductor cycle.

     Compaq declined 44.6% during the year to $15.05 which lowered the NAV by 24 cents. While new CEO Michael Capellas did a good job controlling costs and introducing new products in 2000, Compaq's earnings fell short of expectations due to disappointing sales of personal computers.

     Credence Systems, a manufacturer of test equipment for semiconductors, fell 56.8% from our average cost of $43.54 to $18.83, the price at which we sold our shares. This loss reduced the NAV by 11 cents per share. Overcapacity in the test market hurt fourth quarter earnings and caused the stock to decline.

     Nordstrom went down 33% from the first of the year until we sold the stock at $17.62. The company's sales of women's apparel were weak as Nordstrom missed current fashion trends. The company also spent too much on advertising and price discounting hurt profit margins. We sold the stock for an 11 cent loss on the NAV.

WINNERS

     The two biggest  winners for the Fund were the Federal  Home Loan  Mortgage
Corporation  (better  known as Freddie  Mac) and the Federal  National  Mortgage
Association (better known as Fannie Mae). These companies, which are very similar, buy home mortgage loans in the secondary market, thereby providing liquidity and additional resources for the housing market. Freddie Mac rose 46.3% for the year to $68.88 which added 32 cents to the NAV. Fannie Mae increased 38.9% during 2000 for a gain of 31 cents on the NAV. These stocks were down in early 2000 as competitors lobbied Congress to increase regulation on the companies and eliminate their line of credit from the U.S. Treasury. In addition, rising interest rates drove the stocks down. By year-end, however, these political pressures had subsided and interest rates had stopped rising so the stocks recovered.

     Washington Mutual contributed 21 cents to the NAV in 2000 as the stock jumped 105% to $53.06. Investors bought shares in anticipation of a cut in interest rates by the Federal Reserve.

     Avocent, a company that sells switches that allow one keyboard and one monitor to control multiple servers, increased the NAV by 16 cents per share. Strong demand for servers boosted the stock 19.8% from our average cost of $35.43 to $42.45 where we sold our shares.

     Merck had a good year as the stock rose 29% from the beginning of the year to the time we sold it at $86.44 per share; it contributed 20 cents. The company reported record earnings in 2000 due to strong sales of its Vioxx painkiller, Zocor cholesterol drug and Cozaar high blood pressure pill. The stock also benefitted from sector rotation as investors sold high-priced technology shares and bought more stable medical companies.

     Cardinal Health added 18 cents to the Fund's share price as it rose 49% to $99.63. Cardinal, the largest distributor of drugs and other medical supplies, generated strong earnings growth in 2000 due to market share gains and cost control. Like Merck, the stock also benefitted from sector rotation.

     Venator, the parent of Foot Locker, rose an amazing 168.6% from our average cost of $5.77 per share to $15.50 by year-end and contributed 17 cents to the NAV. Foot Locker had a big turnaround in 2000 as a better assortment of athletic shoes drove strong comparable store sales.

     Another retailer, AnnTaylor, increased the NAV by 13 cents as a new line of women's clothing boosted earnings in the first half of 2000. The stock rose 77.5% from our purchase price of $16.62 to the point where we sold the stock at $29.50 per share.

     During the first half of the year, we sold our AMD convertible bond for a gain of 32.2% which added 11 cents to the NAV. Record demand for semiconductors increased earnings.

     Mentor Graphics, a producer of software for use in designing semiconductors, added 10 cents to the Fund as it rose 108% during the year to $27.44. The company had record orders in 2000 based on a host of new products for semiconductor design and verification.

OUTLOOK

     Going into 2001, our portfolio is quite conservative as it's overweighted in banking and financial services and underweighted in technology; 20% of the portfolio is in cash. As good companies with strong social character-istics hit bargain levels, we will add the ones with the best prospects over the next 12 months.

                           Todd Ahlsten                       Jerome L. Dodson
                           Research Director                  President

                                Fixed-Income Fund

     As of December 31, 2000, the net asset value per share (NAV) of the Parnassus Fixed-Income Fund was $14.19 so taking into account dividends paid during the year, the total return for 2000 was 4.32%. This compares to a return of 11.85% for the Lehman Government/Corporate Bond Index and 9.79% for the average A-rated bond fund followed by Lipper. The 30-day SEC yield for December was 8.52% and the average yield for the year was 7.39%. Below you will find a graph and a table that compares the performance of the Fixed-Income Fund with that of the Lehman Government/Corporate Bond Index and the Lipper A-rated Bond Fund Average.

[graph here]

Average Annual Total Returns             Fixed-Income          Lipper A-Rated Bond        Lehman Government/
for periods ended 12/31/00                   Fund                 Fund Average           Corporate Bond Index
-------------------------------------------------------------------------------------------------------------
One Year                                     4.32%                    9.79%                     11.85%
Three Years                                  2.21%                    4.78%                      6.21%
Five Years                                   4.21%                    5.21%                      6.24%
Since Inception 8/31/92                      5.68%                    6.27%                      6.79%
-------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Government/Corporate Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index.

     Our performance for the year 2000 is the most disappointing we've had in the Fund's history. Although 4.32% is a respectable return in a normal year, it looks pretty weak when compared to the Lipper average of 9.79%. The reason the Lipper average and, in fact most bonds, did so well in 2000 was because of the decline in interest rates. As most of you know, bond returns have two components: interest payments (called the current yield) and changes in the price of a bond (called appreciation or depreciation). As interest rates rise, bond prices go down (because interest payments are worth less compared to the higher current rates) and when interest rates drop, bond prices go up (because interest payments are worth more compared to the lower current rates). For bonds in general, most of the higher returns in 2000 came from price appreciation caused by the decline in interest rates. Although the Fund's current yield was higher than most A-rated bond funds, we did not have the price appreciation enjoyed by the majority of other funds.

     Our shortfall was over 5% which is an enormous amount for a fixed-income fund. In fact, our return was so weak on a relative basis that this year's performance has pulled our long-term record down below the averages. As of the beginning of 2000, the Fund was ahead of the Lipper average for both the five-year and "since inception" periods. If you look at the table, you'll see that we are now below the Lipper averages for those two periods.

     What, then, happened to the Fund? The short answer is that three of the 22 issuers in the Fund had credit problems. Bonds are usually issued with a face value of $1,000. The market value of the bond moves up and down depending on interest rate conditions and the issuer's credit rating. Bond prices are quoted by dropping off the last digit. For example, a bond trading at $950 would be quoted as simply trading at "95."

     One of the three bonds in question is the J.C. Penney issue that traded at 86 at the beginning of 2000, but by the end of the year, was selling for 48.5 -- a loss of 43%. While most bonds were increasing in value, that bond took a tumble. When we bought the bond in April of 1999, Standard & Poor's (S&P) gave it an "A" rating, but now it's rated BBB- (the lowest investment grade rating). In retrospect, I think that I relied too much on the S&P rating and should have looked more into the company's business prospects. J.C. Penney has had difficulty competing with other retailers and had to mark down its merchandise. Consequently, its margins shrank and so did its earnings.

     Because of these trends, investors sold off J.C. Penney bonds to levels far below what I consider their intrinsic value. In the current climate, a bond like our J.C. Penney bond with a maturity of 15 years, a credit rating of BBB- and an issuer in the retail industry should be trading to yield 12.9%. Because of its sharp decline in price, our J.C. Penney bond is trading to yield 17.3% -- far above similar bonds. This means that its market value and its yield are equivalent to non-investment grade debentures ("junk bonds") even though it has an investment grade rating.

     One of The Parnassus Fund's former interns, David Allen, is now a Principal in the high-yield bond department of Morgan Stanley. When I asked him about this situation, he said that this sort of thing happens more than you might think. What causes this phenomenon is that institutional investors buy an investment grade bond and if the bond gets downgraded to a low investment grade level, those institutions sell en masse because they're afraid that the bond will be downgraded to "junk" status. Many institutions have policies that prohibit holding non-investment grade bonds. (The Parnassus Fixed-Income Fund does not purchase non-investment grade bonds, but we can hold up to 15% of the portfolio in bonds that were purchased as investment grade, but were subsequently downgraded.)

     Given the difficult situation with our J.C. Penney bond, what should we do? As you can tell, I've given a lot of thought to the matter and have considered selling the bond. After reviewing the situation, I've decided to keep the bond for the following reasons. First of all, even though J.C. Penney had a loss in the third quarter of 2000, it is still making money on an annual basis and analysts expect it to make money in 2001. Although the company's earnings have declined substantially, it's unlikely that a company that is making even small sums of money will go bankrupt. Second, the company has cash flow equivalent to twice the combined amount of its debt service and lease payments on stores. This means that there is no immediate cash squeeze that would interfere with its operations. Third, even though I think we're heading into a recession, J.C. Penney's sales should not fall off substantially because it's a value-priced retailer and its sales were stable during past recessions. Finally, I don't think the company is going into bankruptcy and if the company continues to service its debt, the Fund will collect a yield of 17.2% on the bond. This will boost the Fund's return in 2001 and if the market value of the bond comes back after institutions stop selling it off, this will provide a big boost to our NAV (the reverse of what happened in 2000).

     Besides the J.C. Penney bond, two other issues hurt our return. We bought our Xerox bond in March of 1999 with an "A" rating from S&P and it's now been downgraded to BBB-. The bond traded at 92.4 at the beginning of the year, but dropped to 44 by the end of the year because of credit concerns about Xerox. The bond now yields 18.1% compared to 9.27% for a bond with a similar rating in a similar industry. The price and yield are equivalent to a junk bond for the same reasons described in our J.C. Penney analysis. Although we are concerned about the company, we have decided to keep the bond given its yield and the company's assets.

     Finally, we bought a Dana Corporation bond in March of 1999 when it had an A- rating by S&P and it now has a BBB+ rating. At the beginning of the year, it traded at 91 and it's now at 70 for a loss of 23.1%. Dana's bond yields 12.5% compared to 7.34% for its peers. The Dana bond traded down because of concern about auto sales in the economic downturn. However, the company's finances are strong enough to weather the downturn and the bond should come back over the next year. In the meantime, we'll hold the bond and collect 12.5%.

     Although the news for 2000 was bad, I'm much more hopeful for 2001. Effective May 1, 2001, Bryant Cherry will join me as co-manager of the Fund so we'll have another pair of eyes watching each issuer and we won't rely as much on Moody's and Standard & Poor's as we have in the past. I'm also hopeful that some of our bonds will bounce back by the end of 2001 which should help our return. Finally, the Fund is yielding much more than most A-rated bond funds. As of December 31, 2000, the Fund's 30-day SEC yield was 8.52% compared to about 6.5% for the average A-rated bond fund followed by Lipper.

     All this bodes well for improved performance in 2001. In fact, as of late January, the Fund was more than 1.6% ahead of the A-rated bond fund average in total return. Parnassus Fixed-Income was up 2.68% while the Lipper average was only up 1.02%. I hope this is an omen of things to come.

                                                           Jerome L. Dodson
                                                           President

                           California Tax-Exempt Fund

     As of December 31, 2000, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.90. Taking dividends into account, the total return for 2000 was 11.75%. The average California municipal bond fund followed by Lipper had a return of 12.95%, so we underperformed the Lipper average, but we did beat the Lehman Municipal Bond Index which had a return of 11.68%. Although we underperformed in 2000, our long-term performance is still excellent. We are substantially ahead of the average California municipal bond fund for the three and five-year periods and since inception.

     Below you will find a graph and a table that show our returns in comparison with indices over the past one, three and five-year periods and since inception.

[graph here]

                                                                Lipper California

Average Annual Total Returns              California              Municipal Bond             Lehman Municipal
for periods ended 12/31/00              Tax-Exempt Fund            Fund Average                 Bond Index
-------------------------------------------------------------------------------------------------------------
One Year                                    11.75%                    12.95%                      11.68%
Three Years                                  5.13%                     4.23%                       5.21%
Five Years                                   5.89%                     5.05%                       5.84%
Since Inception 8/31/926.57%                 6.04%                     6.59%
-------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. The 30-day SEC yield for December 2000 was 4.05% for the Fund.

     There are two reasons we trailed the Lipper average for the one-year period. First, the Fund had substantial growth during the year as it went from $7.8 million in assets at the beginning of 2000 to $17.2 million by the end of the year for a growth rate of 121%. In other words, we grew more in 2000 than we did in the other six years of the Fund's history. During the year, investors recognized our excellent long-term performance and put their money into the Fund. A lot of new shareholders were probably seeking safety from the unsettled conditions in the equity markets.

     The money came in so quickly that it took us a while to invest that new money in high quality California municipal bonds. Investing in California municipal bonds was especially difficult this year because there was a limited supply available. Most municipalities saw higher cash inflows because of the strong economy so there was less need to issue new bonds. The large flow of money into our Fund combined with the scarcity of muni bonds meant that we had to keep some cash in short-term investments while we looked for high-grade bonds. These short-term investments earned less than muni bonds with longer maturities.

     The second reason for our underperformance in 2000 was the nature of the yield curve. Last year, the bonds with the longest maturities increased the most in value. The average maturity for our bonds is about ten years while bonds with maturities in the 20-30 year range did the best in 2000. So although we had an excellent return on an absolute basis, we weren't able to keep up with the funds that had the longer maturity. Despite this, we still plan on keeping our maturities in the ten-year range because we think this is the best combination of yield and safety. Should bond prices go down, the ones with the longer maturities would go down much more than those with ten-year maturities.

HEARTLAND HIGH-YIELD MUNI FUND DEBACLE

     Some of you may be wondering what our position is after hearing so much about the problem at the Heartland High-Yield Muni Fund after it plunged as much as 70% in value about three months ago. Because Heartland's muni bonds are non-rated or junk bonds, there was a significant difference between the fair market value and what Heartland said they were worth. Once they decided to price these bonds at fair market value, the net asset value for the Heartland High-Yield Muni Fund took a huge drop.

     The Parnassus California Tax-Exempt Fund has no junk bonds, and its average rating is very high at AA. We only invest in quality bonds with a good social purpose such as education, housing, and public transportation. These bonds are much easier to price than junk bonds and they are much more liquid. Our pricing service, J.J. Kenny, confirmed that all the bonds in our portfolio are liquid, and priced at fair market value.

                           Ben Liao                             Jerome L. Dodson
                           Financial Analyst                    President

THE PARNASSUS INCOME TRUST

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of The Parnassus Income Trust:

     We have audited the accompanying statement of assets and liabilities of The Parnassus Income Trust (the "Trust"), (including Equity Income Fund, Fixed-Income Fund, and California Tax-Exempt Fund) including the portfolios of investments by industry classification, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights (Note 6) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LL

San Francisco, California
January 12, 2001

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2000

                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  AIR TRANSPORT
        2,500     Federal Express Corp. 1                                                          $     99,900
                                                                                                   ------------
                  Total                                                             0.2%                 99,900
                                                                                                   ------------
                  APPAREL
        2,000     Liz Claiborne, Inc.                                                                    83,250
        2,000     Reebok International Ltd. 1                                                            54,680
        4,000     Russell Corporation                                                                    61,750
        4,000     The Stride Rite Corporation                                                            28,000
                                                                                                   ------------
                  Total                                                             0.4%                227,680
                                                                                                   ------------
                  APPAREL RETAILING
        3,000     AnnTaylor Stores Corp. 1                                                               74,813
        6,000     Lands' End, Inc. 1                                                                    150,720
        3,000     Lillian Vernon Corporation                                                             21,000
        2,000     The Limited, Inc.                                                                      34,125
                                                                                                   ------------
                  Total                                                             0.5%                280,658
                                                                                                   ------------
                  AUTO PARTS

        1,200     Bandag, Inc.                                                                           48,675
                                                                                                   ------------
                  Total                                                             0.1%                 48,675
                                                                                                   ------------
                  BANKING

        3,000     Dime Bancorp                                                                           88,688
        6,000     Golden West Financial                                                                 405,000
       18,000     J.P. Morgan & Co.                                                                   2,979,000
       24,000     Bank One Corporation                                                                  879,000
       25,000     Wells Fargo Company                                                                 1,392,187
       25,000     Washington Mutual Inc.                                                              1,326,563
                                                                                                   ------------
                  Total                                                            12.7%              7,070,438
                                                                                                   ------------
                  BUILDING MATERIALS
        5,000     Interface, Inc.                                                                        43,438
                                                                                                   ------------
                  Total                                                             0.1%                 43,438
                                                                                                   ------------
                  CHEMICALS
        4,000     Air Products & Chemicals                                                              164,000
       20,000     H.B. Fuller Company                                                                   789,062
        1,000     Millipore Corporation                                                                  63,000
                                                                                                   ------------
                  Total                                                             1.8%              1,016,062
                                                                                                   ------------



                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
--------------------------------------------------------------------------------------------------------------------------------
                  COMPUTER PERIPHERALS
       10,000     Adaptec, Inc. 1                                                               $       102,500
       30,000     American Power Conversion 1                                                           371,250
       10,000     Avocent Corp.1                                                                        270,000
        1,000     Cisco Systems, Inc. 1                                                                  38,250
       25,000     Lucent Technologies, Inc.                                                             337,500
                                                                                                   ------------
                  Total                                                             2.0%              1,119,500
                                                                                                   ------------
                  COMPUTER SYSTEMS
       45,000     Compaq Computer Corp.                                                                 677,250
       45,000     Hewlett-Packard Company                                                             1,420,313
        6,300     International Business Machines                                                       535,500
                                                                                                   ------------
                  Total                                                             4.7%              2,633,063
                                                                                                   ------------
                  ELECTRIC UTILITIES
        5,000     Idaho Power Company                                                                   245,313
                                                                                                   ------------
                  Total                                                             0.5%                245,313
                                                                                                   ------------
                  ELECTRONIC INSTRUMENTS
        9,100     Baldor Electric Company                                                               192,238
        2,000     Tektronix, Inc. 1                                                                      67,375
                                                                                                   ------------
                  Total                                                             0.5%                259,613
                                                                                                   ------------
                  FINANCIAL SERVICES
       37,000     Fannie Mae                                                                          3,209,750
       50,000     Freddie Mac                                                                         3,443,750
        6,500     Charles Schwab Corp. 2                                                                184,437
        2,000     USA Education, Inc.                                                                   136,000
                                                                                                   ------------
                  Total                                                            12.6%              6,973,937
                                                                                                   ------------
                  FOOD RETAILERS
       22,000     The Kroger Co. 1                                                                      595,375
       10,000     Wild Oats Markets, Inc. 1,2                                                            42,500
                                                                                                   ------------
                  Total                                                             1.1%                637,875
                                                                                                   ------------
                  HEALTH CARE SERVICES
        2,500     Aetna, Inc.                                                                           102,656
        2,000     MedQuist Inc. 1                                                                        32,000
                                                                                                   ------------
                  Total                                                             0.3%                134,656
                                                                                                   ------------



THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2000 (CONTINUED)

                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
----------------------------------------------------------------------------------------------------------------------------------
                  HOME APPLIANCES
        3,000     Maytag Corporation                                                               $     96,937
        4,000     Whirlpool Corporation                                                                 190,750
                                                                                                   ------------
                  Total                                                             0.5%                287,687
                                                                                                   ------------
                  HOME PRODUCTS
          700     Church & Dwight Co., Inc.                                                              15,575
       13,000     Clorox Company                                                                        461,500
        1,000     Colgate-Palmolive Co.                                                                  64,550
                                                                                                   ------------
                  Total                                                             1.0%                541,625
                                                                                                   ------------
                  HOUSEWARES
        1,000     Black & Decker Corp.                                                                   39,250
                                                                                                   ------------
                  Total                                                             0.1%                 39,250
                                                                                                   ------------
                  INDUSTRIAL AUTOMATION
        1,000     Cognex Corporation 1                                                                   22,125
                                                                                                   ------------
                  Total                                                             0.0%                 22,125
                                                                                                   ------------
                  INSURANCE
        3,000     American Int'l Group, Inc.                                                            295,688
        2,000     Chubb Corporation                                                                     173,000
          500     CIGNA Corporation                                                                      66,150
        5,000     St. Paul Companies, Inc.                                                              271,563
                                                                                                   ------------
                  Total                                                             1.5%                806,400
                                                                                                   ------------
                  INSURANCE BROKERS
        3,000     Marsh & McLennan Co., Inc.                                                            351,000
                                                                                                   ------------
                  Total                                                             0.6%                351,000
                                                                                                   ------------
                  MACHINERY
       10,000     Cummins Engine Co., Inc.                                                              379,375
        4,000     Deere & Company                                                                       183,250
        6,000     Illinois Tool Works, Inc.                                                             357,375
        3,000     Snap-on Inc.                                                                           83,625
        2,100     The Stanley Works                                                                      65,494
                                                                                                   ------------
                  Total                                                             1.9%              1,069,119
                                                                                                   ------------




                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------
                  MEDICAL EQUIPMENT
        8,000     Becton Dickinson                                                             $        277,000
        3,000     Boston Scientific Corp. 1                                                              41,063
        3,000     Invacare Corporation                                                                  102,750
        1,000     DENTSPLY International, Inc.                                                           39,125
                                                                                                   ------------
                  Total                                                             0.8%                459,938
                                                                                                   ------------
                  MICROELECTRONIC
                  PROCESSING EQUIPMENT
        1,000     Applied Materials, Inc. 1                                                              38,188
        5,000     Helix Technology Corp.                                                                118,360
        1,000     Lam Research Corp.1,2                                                                  14,500
                                                                                                   ------------
        1,000     Novellus Systems 1,2                                                                   35,938
                  Total                                                             0.4%                206,985
                                                                                                   ------------
                  MISCELLANEOUS
        5,000     Minnesota Mining & Mfg.                                                               602,500
        7,000     WD 40 Company                                                                         136,063
                                                                                                   ------------
                  Total                                                             1.3%                738,563
                                                                                                   ------------
                  NATURAL GAS
       10,000     AGL Resources Inc.                                                                    220,625
        5,000     Energen Corporation                                                                   160,937
        1,000     Enron Corporation                                                                      83,125
        2,000     Equitable Resources, Inc.                                                             133,500
        6,000     Keyspan Energy Corporation                                                            254,250
        4,000     MCN Corporation                                                                       110,750
        2,000     New Jersey Resources                                                                   86,500
        4,000     Northwest Natural Gas Co.                                                             106,000
        4,000     ONEOK Inc.                                                                            192,500
        3,000     Peoples Energy Corporation                                                            134,250
       10,000     UGI Corporation                                                                       253,125
        5,000     Washington Gas Light Co.                                                              152,188
                                                                                                   ------------
                  Total                                                             3.4%              1,887,750
                                                                                                   ------------




THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2000 (CONTINUED)

                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
-----------------------------------------------------------------------------------------------------------------
                  OFFICE EQUIPMENT
          500     Avery Dennison Corp.                                                             $     27,437
        3,000     Herman Miller, Inc.                                                                    86,250
        5,000     Office Depot, Inc. 1                                                                   35,625
                                                                                                   ------------
                  Total                                                             0.2%                149,312

                  OIL
        4,000     Sunoco, Inc.                                                                          134,750
                                                                                                   ------------
                  Total                                                             0.3%                134,750
                                                                                                   ------------
                  PACKAGED FOODS
        1,000     Dreyer's Grand Ice Cream                                                               32,250
        4,000     General Mills Incorporated                                                            178,250
       10,000     Heinz (H.J.) Company 2                                                                474,375
       60,000     PETsMart Inc. 1                                                                       172,500
        2,000     Quaker Oats Company                                                                   194,750
        4,000     Ralston Purina Group                                                                  104,500
                                                                                                   ------------
                  Total                                                             2.1%              1,156,625
                                                                                                   ------------
                  PHARMACEUTICALS
        2,000     Amgen Inc. 1                                                                          127,875
        8,000     Cardinal Health                                                                       797,000
       25,000     Johnson & Johnson                                                                   2,626,563
        4,000     McKesson HBOC, Inc.                                                                   143,560
        8,000     Mylan Laboratories                                                                    201,500
                                                                                                   ------------
                  Total                                                             7.0%              3,896,498
                                                                                                   ------------
                  PRINTING
        1,500     Banta Corp.                                                                            38,130
       10,000     Deluxe Corporation                                                                    252,700
                                                                                                   ------------
                  Total                                                             0.5%                290,830
                                                                                                   ------------
                  PUBLISHING

        5,000     Gannett                                                                               315,312
        4,000     Houghton Mifflin Company                                                              185,500
        2,500     Knight-Ridder, Inc.                                                                   142,188
        3,000     McGraw-Hill Companies, Inc.                                                           175,875
                                                                                                   ------------
                  Total                                                             1.5%                818,875
                                                                                                   ------------




                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------
                  RESTAURANTS
        6,000     Luby's Cafeterias, Inc.                                                       $        36,000
                                                                                                   ------------
                  Total                                                             0.1%                 36,000
                                                                                                   ------------
                  RETAILING - GENERAL
        6,000     Costco Companies, Inc. 1                                                              239,625
        2,000     Dollar General                                                                         37,750
       50,000     Target Corporation                                                                  1,612,500
                                                                                                   ------------
                  Total                                                             3.5%              1,889,875
                                                                                                   ------------
                  SEMICONDUCTORS

       80,000     Intel Corporation                                                                   2,420,000
       40,000     LSI Logic  ration 1                                                                   683,600
        1,000     Micron Technology, Inc. 1,2                                                            35,500
                                                                                                   ------------
                  Total                                                             5.7%              3,139,100
                                                                                                   ------------
                  SOFTWARE
        1,000     Autodesk, Inc.                                                                         26,938
        8,000     Mentor Graphics Corp. 1                                                               219,500
                                                                                                   ------------
                  Total                                                             0.5%                246,438
                                                                                                   ------------
                  SPECIALTY RETAILING
        1,000     Best Buy Inc. 1                                                                        29,563
        5,000     Borders Group, Inc. 1                                                                  58,438
        2,500     Ethan Allen Interiors Inc.                                                             83,750
        1,000     Longs Drug Stores Corp.                                                                24,125
        2,000     Toys R Us, Inc. 1                                                                      33,375
        6,000     Walgreen Co.                                                                          250,875
       40,000     Venator Group, Inc.1                                                                  620,000
                                                                                                   ------------
                  Total                                                             1.9%              1,100,126
                                                                                                   ------------
                  Total common stocks                                              72.3%             40,059,674
                                                                                                   ------------



THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2000 (CONTINUED)

    Principal                                                                 Percent of
       Amount     Convertible Bonds                                           Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
  $1,000,000      Adaptec Inc.
                  Convertible Bond,
                  4.750%, due 2/01/04                                                          $        763,310

    1,900,000     Central Garden &
                  Pet Company
                  Convertible Bond,
                  6.000%, due 11/15/03                                                                1,336,213

    2,000,000     LSI Logic Inc.
                  Convertible Bond,
                  4.000%, due 2/15/05                                                                 1,431,380

    1,000,000     Quantum Corp.
                  DLT & Storage Systems
                  Convertible Bond,

                  7.000%, due 8/01/04                                                                   790,630

                  Total convertible bonds                                           7.8%              4,321,533


    Principal     Community                                                   Percent of
------------------------------------------------------------------------------------------------------------------
       Amount     Development Loans                                           Net Assets            Market Value
   $ 100,000      Boston Community
                  Loan Fund                                                                      $       100,000
      100,000     Cascadia Revolving Fund                                                                100,000
      100,000     Institute for Community
                  Economics Loan Fund                                                                    100,000
      100,000     Low Income Housing Fund                                                                100,000

                  Total community development loans                                 0.7%                400,000

                  Total investment in securities
                  (Cost, $39,076,581)                                              80.8%              44,781,207





                                                                              Percent of
                  Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------
                  Union Bank of California
                  Bank Deposit Account,
                  variable rate 5.700%                                                            $    1,878,422

                  Janus Institutional
                  Government Portfolio,
                  variable rate 6.580%                                                                2,836,952

                  Goldman Sachs
                  Government Portfolio
                  variable rate 6.370%                                                                2,825,424

                  Federal Home Loan Bank
                  Discount Note
                  Zero Coupon, 6.49%
                  equivalent, matures 1/17/01                                                          2,982,538

                  Repurchase Agreements

                  Lehman Bros.
                  Triparty Repurchase
                  Agreement
                  (Repurchase agreement
                  with Lehman Bros.
                  dated 12/29/00, effective
                  yield is 6.830% due 1/02/01,
                  Face value is $765,120
                  with price at 100). 3                                                        $        765,120

                  Total short-term investments                                     20.4%             11,288,456

                  Total investments                                               101.2%             56,069,663

                  Payable upon return of securities loaned                       -  1.4%              (765,120)

                  Other assets and liabilities - net                                0.2%               115,964

                  Total net assets                                                100.0%          $ 55,420,507

1  Non-income producing.

2 This security or partial position of this security is on loan at December 31, 2000 (See Notes to Financial Statements #1). The total value of securities on loan at December 31, 2000 was $744,423.

3 This security purchased with cash collateral held from securities lending.


THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000

Assets:
Investments in securities, at market value
   (identified cost $39,076,581) (Note 1)                         $  44,781,207
Temporary investments in short-term securities
   (at cost, which approximates market)                              11,288,456
Receivables:
  Dividends and interest                                                198,106
  Capital shares sold                                                    51,284
Other assets                                                             20,126
       Total assets                                                  56,339,179

Liabilities:
Payable upon return of securities loaned                                765,120
Payable for securities purchased                                         91,688
Capital shares redeemed and other liabilities                            61,864
       Total liabilities                                                918,672

Net assets (equivalent to $21.48
   per share based on 2,580,073.027 shares of
capital stock outstanding)                                        $  55,420,507

Net assets consist of:
Distributions in excess of net investment income                  $           0
Unrealized appreciation on securities                                 5,704,626
Accumulated net realized loss                                           (12,427)
Capital paid-in                                                      49,728,308
           Total net assets                                       $  55,420,507

Computation of net asset value and offering price per share:
Net asset value and offering price per share
    ($55,420,507 divided by 2,580,073.027 shares)                $        21.48

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2000

Investment income:
Dividends                                                         $     686,477
Interest                                                                540,297
   Total investment income                                            1,226,774

Expenses:
Investment advisory fees (Note 5)                                       386,192
Transfer agent fees (Note 5)                                             78,106
Fund administrative expense (Note 5)                                     35,500
Reports to shareholders                                                  27,777
Registration fees and expenses                                           13,090
Professional fees                                                        23,425
Custody fees                                                             26,370
Trustee fees and expenses                                                 9,712
Other expenses                                                           11,383
   Subtotal of expenses before fee waiver                               611,555
Fees waived by Parnassus Investments (Note 5)                           (95,450)
   Total expenses                                                       516,105
           Net investment income                                        710,669

Realized and unrealized gain on investments: Realized gain from security transactions:

   Proceeds from sales                                               52,507,185
   Cost of securities sold                                          (46,218,068)
       Net realized gain                                              6,289,117

Change in unrealized depreciation of securities:

   Beginning of year                                                 10,097,250
   End of year                                                        5,704,626
       Change in unrealized depreciation of securities               (4,392,624)

Net realized and unrealized gain on securities                        1,896,493

Net increase in net assets resulting from operations               $  2,607,162


THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                2000                      1999
-----------------------------------------------------------------------------------------------------------------
From operations:
Net investment income                                                $       710,669           $       458,873
Net realized gain from security transactions                              6,289,117                  2,305,069
Change in net unrealized appreciation (depreciation)                     (4,392,624)                 5,977,319

Increase in net assets resulting from operations                          2,607,162                  8,741,261

Dividends to shareholders:
From net investment income                                                 (788,829)                 (495,676)
From realized capital gains                                              (6,192,040)               (2,336,820)

Increase (decrease) in net assets from capital
   share transactions                                                    13,794,916                  (812,845)

       Increase in net assets                                             9,421,209                  5,095,920

Net assets:
Beginning of year                                                        45,999,298                 40,903,378
End of year
   [including distributions in
   excess of net investment
   income of $0 in 2000 and
   $2,336 in 1999]                                                      $ 55,420,507             $  45,999,298





THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2000

    Principal                                                                 Percent of
       Amount     Corporate Bonds                                             Net Assets            Market Value
--------------------------------------------------------------------------------------------------------------------------

                  COMPUTER SYSTEMS
    $ 500,000     International Business Machines
                  Notes, 7.500%,
                  due 06/15/13                                                      5.2%         $      532,880

                  FINANCIAL SERVICES
     500,000      Bank One Corporation
                  Notes, 6.000%,
                  due 02/17/09                                                                         $461,760
     500,000      BankBoston Corporation
                  Notes, 6.375%,
                  due 03/25/08                                                                           483,495
     500,000      Goldman Sachs Group
                  Notes, 6.650%,
                  due 05/15/09                                                                           488,645
     500,000      Household Finance
                  Corporation
                  Notes, 6.500%,
                  due 11/15/08                                                                           477,715
     500,000      J.P. Morgan & Co, Inc.
                  Notes, 6.000%,
                  due 01/15/09                                                                           467,870
     500,000      Norwest Financial Inc.
                  Notes, 6.850%,
                  due 07/15/09                                                                           491,100
                  Total                                                            27.8%              2,870,585

                  INDUSTRIAL

     500,000      Dana Corporation
                  Notes, 6.500%,
                  due 03/01/09                                                                           350,000
     480,000      John Deere Capital Corporation
                  Notes, 6.000%,
                  due 02/15/09                                                                           450,576
     500,000      Illinois Tool Works
                  Notes, 5.750%,
                  due 03/01/09                                                                           477,965
     500,000      Xerox Corporation
                  Notes, 7.200%,
                  due 04/01/16                                                                           220,000
                  Total                                                            14.5%               1,498,541




    Principal                                                                 Percent of
       Amount     Corporate Bonds                                             Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------
                  RETAIL
    $ 500,000     The Gap, Inc.
                  Notes, 6.900%,
                  due 09/15/07                                                                   $       481,520
      500,000     J.C. Penney Company, Inc.
                  Debentures, 7.650%,
                  due 08/15/16                                                                           242,500
      500,000     Nordstrom, Inc.
                  Notes, 5.625%,
                  due 01/15/09                                                                           419,810
      350,000     Reebok International Ltd.
                  Notes, 6.750%,
                  due 09/15/05                                                                           337,386
     400,000      Target Corporation
                  Notes, 7.500%,
                  due 08/15/10                                                                           422,320
                  Total                                                            18.5%               1,903,536

                  TELECOMMUNICATON
      500,000     U.S. West Capital
                  Funding Inc.
                  Notes, 6.500%,
                  due 11/15/18                                                      4.3%                 439,870

                  UTILITIES
      600,000     KeySpan Gas East
                  Notes, 7.875%,

                  due 02/01/10                                                      6.3%                 645,132


                  Total corporate bonds                                            76.6%              7,890,544


    Principal     U.S. Government                                             Percent of
       Amount     Agency Securities                                           Net Assets            Market Value
-----------------------------------------------------------------------------------------------------------------------------

   $ 500,000      Federal Home Loan
                  Mortgage Corp.
                  6.510%, due 01/08/07                                                            $      510,645
      850,000     Federal National
                  Mortgage Association
                  6.770%, due 09/01/05                                                                   519,125
      500,000     Federal National
                  Mortgage Association
                  6.140%, due 11/25/05                                                                   506,720
      450,000     Federal National
                  Mortgage Association
                  7.350%, due 03/28/05                                                                   475,497

                  Total U.S. Government Agency securities                          19.5%               2,011,987

                  Total investments in securities
                  (Cost, $10,698,290)                                              96.1%               9,902,531





THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2000 (CONTINUED)

                                                                              Percent of
                  Short-Term Investments                                      Net Assets            Market Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Union Bank of California
                  Money Market
                  Deposit Account,
                  variable rate 5.70%                                                            $      100,406

                  Goldman Sachs
                  Financial Square
                  Government Portfolio,
                  variable rate 6.37%                                                                       993

                  Janus
                  Money Market Fund
                  Government Portfolio,
                  variable rate 6.58%                                                                    82,506

                  Total short-term investments                                      1.8%                183,905

                  Total securities                                                 97.9%             10,086,436

                  Other assets and liabilities - net                                2.1%                222,176

                  Total net assets                                                100.0%           $ 10,308,612

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000

Assets:
Investments in securities, at market value
   (identified cost $10,698,290) (Note 1)                         $   9,902,531
Temporary investments in short-term securities
   (at cost, which approximates market)                                 183,905
Receivables:
   Interest receivable                                                  221,795
Other assets                                                              8,256

       Total assets                                                  10,316,487


Liabilities:
Accounts payable and accrued expenses                                     7,875
       Total liabilities                                                  7,875

Net assets (equivalent to $14.19
   per share based on 726,215.089 shares of
   capital stock outstanding)                                     $  10,308,612


Net assets consist of:
Distributions in excess of net investment income               $         (7,987)
Unrealized depreciation on investments                                 (795,759)
Accumulated net realized loss                                          (183,414)
Capital paid-in                                                      11,295,772
           Total net assets                                       $  10,308,612

Computation of net asset value and offering price per share:
Net asset value and offering price per share
    ($10,308,612 divided by 726,215.089 shares)                  $        14.19

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2000

Investment income:
Interest                                                          $     750,631
   Total investment income                                              750,631

Expenses:
Investment advisory fees (Note 5)                                       53,935
Transfer agent fees (Note 5)                                            23,053
Fund administrative expense (Note 5)                                     8,500
Reports to shareholders                                                  7,331
Registration fees and expenses                                          13,478
Professional fees                                                        5,870
Custody fees                                                             1,191
Trustee fees and expenses                                                2,694
Other expenses                                                           5,455
   Subtotal of expenses before fee waiver                              121,507
Fees waived by Parnassus Investments (Note 5)                          (37,795)
   Total expenses                                                       83,712
       Net investment income                                           666,919

Realized and unrealized loss on securities: Realized loss from security transactions:

   Proceeds from sales                                               2,247,921
   Cost of securities sold                                          (2,372,000)
       Net realized loss                                              (124,079)

Change in unrealized depreciation of securities:

   Beginning of year                                                  (701,630)
   End of year                                                        (795,759)
       Change in unrealized depreciation of securities                 (94,129)

Net realized and unrealized loss on securities                        (218,208)

Net increase in net assets resulting from operations              $     448,711


THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                2000                      1999
---------------------------------------------------------------------------------------------------------------------------
From operations:
Net investment income                                                $       666,919           $       602,934
Net realized loss from  security transactions                              (124,079)                  (59,335)
Net unrealized depreciation                                                 (94,129)               (1,026,102)

Increase (decrease) in net assets resulting
   from operations                                                          448,711                  (482,503)

Dividends to shareholders:
From net investment income                                                 (674,906)                 (602,863)

Increase (decrease) in net assets from
   capital share transactions                                              (471,619)                   609,320

       Decrease in net assets                                              (697,814)                 (476,046)

Net assets:
Beginning of year                                                        11,006,426                 11,482,472
End of year
   [including undistributed
   (distributions in excess of)
   net investment income
   of ($7,987) in 2000
   and $4,723 in 1999]                                                 $  10,308,612             $  11,006,426


THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2000

    Principal                                                                 Percent of
       Amount     Municipal Bonds                                             Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  EDUCATION
   $ 500,000      California Education Facility-Santa Clara University
                  5.250%, due 9/01/18                                                           $       535,535
      170,000     State of California
                  6.125%, due 10/01/11                                                                   198,557
      280,000     State of California
                  5.250%, due 6/01/15                                                                    293,233
      400,000     California Public Works -Community College Projects
                  5.375%, due 03/01/13                                                                   421,600
      130,000     California Public Works -University of California
                  5.400%, due 06/01/08                                                                   140,587
      175,000     California Public Works -California State University
                  6.200%, due 10/01/08                                                                   190,017
      300,000     Folsom School District
                  5.600%, due 08/01/11                                                                   328,197
      100,000     Franklin-McKinsey School District
                  5.600%, due 07/01/07                                                                   104,550
      100,000     Kern High School District
                  5.600%, due 08/01/13                                                                   112,584
      100,000     Los Angeles Municipal Improvement -
                  Central Library Projects
                  5.200%, due 06/01/07                                                                   103,647
      450,000     Morgan Hill Unified School District
                  4.900%, due 08/01/13                                                                   466,740
      250,000     Murrieta Valley Unified School District
                  5.500%, due 09/01/10                                                                   265,097
      100,000     Natomas Unified School District
                  5.750%, due 09/01/13                                                                   105,129
      300,000     Oakland General Obligation
                  5.500%, due 12/15/11                                                                   324,642
      175,000     Palos Verdes California Library District
                  5.000%, due 08/01/13                                                                   182,926
      110,000     Pasadena Recreational/Library Improvements
                  5.750%, due 01/01/13                                                                   113,369
      130,000     Pomona Unified School District
                  5.500%, due 08/01/11                                                                   145,679
      410,000     Sacramento Unified School District
                  5.750%, due 07/01/17                                                                   446,477
      110,000     Santa Monica Unified School District
                  5.400%, due 08/01/11                                                                   116,306
      600,000     Santa Monica Unified School District
                  5.250%, due 08/01/18                                                                   642,528
      500,000     Saratoga Unified School District
                  5.125%, due 09/01/15                                                                   537,450
                  Total                                                            33.6%               5,774,850




    Principal                                                                 Percent of
       Amount     Municipal Bonds                                             Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------
                  ENVIRONMENT

$     400,000     California Department of Water Resources -
                  Central Valley Project
                  5.125%, due 12/01/16                                                            $      411,524
      125,000     California Public Works -Energy Efficiency
                  5.250%, due 05/01/08                                                                   130,399
      500,000     Central Coast Water Authority
                  5.000%, due 10/01/16                                                                   508,805
      150,000     East Bay Regional Park
                  5.000%, due 09/01/14                                                                   154,566
      315,000     Los Angeles City Public Works Parks
                  5.500%, due 10/01/12                                                                   339,012
      500,000     Santa Clara Water District
                  5.000%, due 06/01/19                                                                   502,405
                  Total                                                            11.9%               2,046,711

                  HEALTH CARE

      350,000     California Health Facilities-Kaiser Permanente
                  5.000%, due 10/01/08                                                                   369,891
      200,000     California Health Facilities-Cedar Sinai Medical Center
                  5.125%, due 08/01/17                                                                   203,746
      415,000     Loma Linda Hospital
                  4.850%, due 12/01/10                                                                   435,489
                  Total                                                             5.9%               1,009,126

                  HOUSING

      205,000     Belmont Redevelopment Agency
                  6.400%, due 08/01/09                                                                   226,480
      405,000     Coronado Community Development Agency
                  5.500%, due 09/01/18                                                                   428,725
      100,000     Glendale Redevelopment Agency
                  5.500%, due 12/01/12                                                                   104,954
      275,000     Los Angeles Community Redevelopment
                  5.000%, due 07/01/13                                                                   286,077
      275,000     Pasadena Community Development
                  6.000%, due 08/01/14                                                                   294,025
      450,000     Petaluma Community Development
                  5.600%, due 05/01/18                                                                   475,132
      175,000     San Jose Redevelopment Agency
                  6.000%, due 08/01/15                                                                   205,007
      500,000     Santa Clara Redevelopment Agency
                  5.250%, due 06/01/18                                                                   515,570
      200,000     University Of California Housing
                  5.500%, due 11/01/10                                                                   210,350
                  Total                                                            16.0%               2,746,320




THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2000 (CONTINUED)

    Principal                                                                 Percent of
       Amount     Municipal Bonds                                             Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------
                  INFRASTRUCTURE IMPROVEMENTS
    $ 150,000     Los Angeles City General Obligation
                  5.250%, due 09/01/11                                                           $       155,547
      350,000     Los Angeles Municipal Improvement Police Emergency
                  4.600%, due 09/01/13                                                                   352,478
      200,000     Los Angeles Wastewater System
                  5.500%, due 06/01/12                                                                   208,948
      200,000     Los Angeles Wastewater System
                  5.000%, due 06/01/11                                                                   210,594
      350,000     Metro Water District - Southern California
                  5.250%, due 07/01/15                                                                   364,973
      200,000     Pomona Public Financing Authority
                  6.000%, due 10/01/06                                                                   211,980
      500,000     San Francisco City and County
                  5.000%, due 06/15/16                                                                   509,840
      400,000     Santa Clara Public Financing Authority
                  5.750%, due 11/15/13                                                                   457,088
      500,000     University of California Revenues - Multi-purpose
                  5.000%, due 09/01/16                                                                   509,765
                  Total                                                            17.3%               2,981,213

                  PUBLIC TRANSPORTATION
      250,000     Los Angeles Metro Transit Authority
                  5.000%, due 07/01/13                                                                   259,200
      150,000     Los Angeles Metro Transit Authority
                  4.500%, due 07/01/13                                                                   148,797
      110,000     San Diego Mass Transit Authority
                  5.000%, due 06/01/07                                                                   113,369
      350,000     San Francisco International Airport
                  5.000%, due 05/01/07                                                                   368,508
      400,000     San Francisco Bay Area Rapid Transit
                  5.250%, due 07/01/13                                                                   423,236
      550,000     San Mateo County Transit District
                  4.500%, due 06/01/17                                                                   528,660
                  Total                                                            10.7%               1,841,770

                  Total investments in securities
                  (Cost, $15,599,978)                                              95.4%              16,399,990

                  Short-Term Investments

------------------------------------------------------------------------------------------------------------------
                  Highmark California
                  Tax-Exempt Fund
                  variable rate 3.580%                                              1.8%                 314,173
                  Goldman Sachs
                  I Cal Portfolio,
                  variable rate 3.57%                                               0.9%                 150,000

                  Total short-term investments                                      2.7%                 464,173

                  Total investments                                                98.1%              16,864,163

                  Other assests and liabilities - net                               1.9%                 321,957

                  Total net assets                                                100.0%          $   17,186,120


THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000

Assets:
Investments in securities, at market value
   (identified cost $15,599,978) (Note 1)                         $  16,399,990
Temporary investments in short-term securities
   (at cost, which approximates market)                                 464,173
Receivables:
   Interest receivable                                                  236,853
   Capital shares sold                                                   88,000
Other assets                                                              5,014
       Total assets                                                  17,194,030

Liabilities:
Accounts payable and accrued expenses                                     7,910
       Total liabilities                                                  7,910
Net assets (equivalent to $16.90
   per share based on 1,016,863.337 shares of
capital stock outstanding)                                        $   17,186,120

Net assets consist of:
Undistributed net investment income                          $            2,633
Unrealized appreciation on investments                                  800,012
Undistributed net realized gain                                              23
Capital paid-in                                                      16,383,452
           Total net assets                                      $   17,186,120

Computation of net asset value and offering price per share:
Net asset value and offering price per share
   ($17,186,120 divided by 1,016,863.337 shares)             $            16.90

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2000

Investment income:
Interest                                                           $    557,842
   Total investment income                                              557,842

Expenses:
Investment advisory fees (Note 5)                                        58,280
Transfer agent fees (Note 5)                                              9,037
Fund administrative expense (Note 5)                                      6,000
Reports to shareholders                                                   3,930
Registration fees and expenses                                              493
Professional fees                                                         4,230
Custody fees                                                                842
Trustee fees and expenses                                                 1,736
Other expenses                                                            5,741
   Subtotal of expenses before fee waiver                                90,289
Fees waived by Parnassus Investments (Note 5)                           (30,184)
   Total expenses                                                        60,105
       Net investment income                                            497,737

Realized and unrealized gain on securities: Realized gain from security transactions:

   Proceeds from sales                                                  912,659
   Cost of securities sold                                              887,095
       Net realized gain                                                 25,564

Change in unrealized appreciation of securities:

   Beginning of year                                                      9,461
   End of year                                                          800,012
       Change in unrealized appreciation of securities                  790,551

Net realized and unrealized gain on investments                         816,115

Net increase in net assets resulting from operations               $  1,313,852


THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                2000                      1999
-------------------------------------------------------------------------------------------------------------------------
From operations:
Net investment income                                               $        497,737           $       340,397
Net realized gain from security transactions                                 25,564                      4,201
Net unrealized appreciation (depreciation)                                  790,551                  (504,906)

Increase (decrease) in net assets resulting
   from operations                                                        1,313,852                  (160,308)

Dividends to shareholders:
From net investment income                                                 (497,133)                 (338,368)
From realized capital gains                                                 (25,917)                   (3,825)

Increase in net assets from capital share transactions                    8,618,318                    937,627

       Increase in net assets                                             9,409,120                    435,126

Net assets:
Beginning of year                                                         7,777,000                  7,341,874
End of year
   (including undistributed
   net investment income
   of $2,633 in 2000 and
   $6,009 in 1999)                                                    $   17,186,120            $    7,777,000


THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies

     The Parnassus Income Trust (the "Trust"), formerly The Parnassus Income Fund, organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds, each offering separate shares. The Equity Income Fund, formerly the Balanced Portfolio, changed its primary investment objective from current income and capital preservation to current income and capital appreciation; this change was effective on March 31, 1998. The Trust began operations on August 31, 1992. The following is a summary of significant accounting policies of the Trust.

     Securities Valuation: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the NASD's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Short-term securities are money market instruments and are valued at cost which approximates market value. Certain other investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

     Federal Income Taxes: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders; therefore, no federal income tax provision is required.

     Security Transactions: In accordance with industry practice, securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Dividends To Shareholders: Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital gain dividends once a year, generally in December. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital gain dividends annually.

     Investment Income and Expenses: Dividend income is recorded on the ex-dividend date. Interest income and estimated ex-penses are accrued daily. Interest income, adjusted for amortization of premium and, when appropriate, discount on investments, is earned from settlement date and recognized on the accrual basis.

     Security Lending: The Equity Income Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, this fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Dividends To Shareholders

     Equity Income Fund: The Fund paid income dividends totaling $788,829 (aggregate of $0.3599 per share) during year ended December 31, 2000. On December 15, 2000, a capital gains distribution of $6,192,040 ($2.6830 per share) was paid to shareholders of record on December 14, 2000.

     Fixed-Income Fund: The Fund paid income dividends totaling $674,906 (aggregate of $0.9007 per share) during year ended December 31, 2000.


     California Tax-Exempt Fund: The Fund paid income dividends totaling $497,133 (aggregate of $0.7082 per share) during year ended December 31, 2000. On December 15, 2000, a capital gain distribution of $25,917 ($0.0264 per share) was paid to shareholders of record on December 14, 2000.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Permanent differences incurred during the year ended December 31, 2000, resulting from differences in book and tax accounting, that have been reclassified at year-end to undistributed net investment income, undistributed net realized gain (loss) and capital paid-in were as follows:

                                                                 Undistributed Net    UndistributedNet     Capital
     Fund                                                        Investment Income  Realized Gain (Loss)   Paid-in
--------------------------------------------------------------------------------------------------------------------
     The Parnassus Income Trust - Equity Income Fund                 $ 80,496            $ (86,899)        $ 6,403
     The Parnassus Income Trust - Fixed-Income Fund                   (4,723)               1,300           3,423
     The Parnassus Income Trust - California Tax-Exempt Fund          (3,980)              (1,887)          5,867

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

3.   Capital Stock

     Equity Income Fund: As of December 31, 2000, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $49,728,308. Transactions in capital stock (shares) were as follows:

                                                                      Year Ended 2000               Year Ended 1999
---------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
---------------------------------------------------------------------------------------------------------------------
     Shares sold                                            1,049,905  $   25,918,215      313,500     $  6,954,055
     Shares issued through dividend reinvestment              304,921       6,437,338      118,936        2,623,924
     Shares repurchased                                     (763,438)    (18,560,637)    (475,945)     (10,390,824)
     Net increase (decrease)                                  591,388   $  13,794,916     (43,509)  $     (812,845)


THE PARNASSUS INCOME TRUST


     Fixed-Income Fund: As of December 31, 2000, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $11,295,772. Transactions in capital stock (shares) were as follows:

                                                                      Year Ended 2000               Year Ended 1999
                                                               Shares          Amount       Shares          Amount
-----------------------------------------------------------------------------------------------------------------------
     Shares sold                                              231,573 $     3,310,941      215,444     $  3,290,183
     Shares issued through dividend reinvestment               38,733         550,341       31,742          479,317
     Shares repurchased                                     (303,620)     (4,332,901)    (206,257)      (3,160,180)
     Net increase (decrease)                                 (33,314)$      (471,619)       40,929    $     609,320

     California Tax-Exempt Fund: As of December 31, 2000, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $16,383,452. Transactions in capital stock
     (shares) were as follows:

                                                                      Year Ended 2000               Year Ended 1999
                                                               Shares          Amount       Shares          Amount
-----------------------------------------------------------------------------------------------------------------------
     Shares sold                                              595,394  $    9,768,549       81,320    $   1,275,501
     Shares issued through dividend reinvestment               26,809         426,866       15,540          253,900
     Shares repurchased                                      (96,269)     (1,577,097)     (40,164)        (591,774)
     Net increase                                             525,214 $     8,618,318       56,696   $      937,627

4.   Purchases and Sales of Securities

     Equity Income Fund: Purchases and sales of securities were $50,706,024 and $52,507,185, respectively, for the year ended December 31, 2000. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 2000 were the same as for financial statement purposes. Of the $5,704,626 of net unrealized appreciation at December 31, 2000, $8,344,948 related to appreciation of securities and $2,640,322 related to depreciation of securities.

     Fixed-Income Fund: Purchases and sales of securities were $2,077,025 and $2,247,922, respectively, for the year ended December 31, 2000. For federal income tax purposes, the aggregate cost of securities and unrealized depreciation at December 31, 2000 were the same as for financial statement purposes. Of the $795,759 of net unrealized depreciation at December 31, 2000, $147,183 related to appreciation of securities and $942,942 related to depreciation of securities.

     California Tax-Exempt Fund: Purchases and sales of securities were $9,211,125 and $912,659, respectively, for the year ended December 31, 2000. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 2000 were the same as for financial statement purposes. Of the $800,012 of net unrealized appreciation at December 31, 2000, $801,102 related to appreciation of securities and $1,090 related to depreciation of securities.

5.   Investment Advisory Agreement and Transactions with Affiliates
     Under terms of an agreement which provides for furnishing investment management and advice to the Trust, Parnassus Investments is entitled to receive fees payable monthly, based on the Trust's average daily net assets for the month, at the following annual rates:

     Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Fixed-Income Fund and California Tax-Exempt Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000.

     Parnassus Investments has agreed to reduce through December 31, 2000 its investment advisory fee to the extent necessary to limit total operating expenses to 1.07% of net assets for the Equity Income Fund, 0.87% of net assets for the Fixed-Income and 0.75% California Tax-Exempt Funds. After December 31, 2000, Parnassus Investments may change its contractual obligation only upon 30 days prior notice to shareholders of the applicable fund.

     As a result of this fee waiver, the following were actually charged in 2000. For the Equity Income Fund, the investment advisory fee was 0.55%. Parnassus Investments received net advisory fees totaling $290,742 from the Equity Income Fund for the year ended December 31, 2000. For the Fixed-Income Fund, the investment advisory fee was 0.15%. Parnassus
     Investments received net advisory fees totaling $16,140 from the Fixed-Income Fund for the year ended December 31, 2000. For the California Tax-Exempt Fund, the investment advisory fee was 0.25%. Parnassus Investments received net advisory fees totaling $28,096 from the California Tax-Exempt Fund for the year ended December 31, 2000.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the three funds, Parnassus Investments received fees paid by the Trust totaling $160,196 for the year ended December 31, 2000. The transfer agent fee was $2.30 per month per account and the fund administration fee was $4,167 per month. As of January 1, 2001, the transfer agent fee will be $2.70 per month per account and the fund administration fee will be $6,667 per month.

     Jerome L. Dodson is the President of the Fund and is the majority stockholder of Parnassus Investments.

6.   Capital Loss Carryforwards

     At December 31, 2000, the Parnassus Income Trust - Fixed Income Fund had available for federal income tax purposes unused capital losses of $124,079 and $59,335 expiring in 2008 and 2007, respectively.

7. Financial Highlights

     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

--------------------------------------------------------------------------------------------------------------------
     Equity Income Fund                                                2000      1999     1998      1997      1996
--------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year                            $23.13   $20.13    $20.68    $18.56    $19.58
     Income from investment operations:
     Net investment income                                             0.33     0.24      0.75      0.79      0.98
     Net realized and unrealized gain on securities                    1.06     4.26      1.49      2.86      0.37
       Total income from investment operations                         1.39     4.50      2.24      3.65       1.35
     Distributions:
     Dividends from net investment income                            (0.36)    (0.26)    (0.73)    (0.79)    (0.97)
     Distributions from net realized gains                           (2.68)    (1.24)    (2.06)    (0.74)    (1.40)
       Total distributions                                           (3.04)    (1.50)    (2.79)    (1.53)    (2.37)
     Net asset value at end of year                                 $ 21.48   $23.13    $20.13    $20.68    $18.56
     Total return                                                     6.36%    22.78%    11.05%    20.15%     7.09%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*                0.97%     1.08%     1.05%     1.05%     0.80%
     Decrease reflected in the above expense ratios due to
       undertakings by Parnassus Investments                          0.18%     0.19%     0.24%     0.30%     0.60%
     Ratio of net investment income to average net assets             1.34%     1.09%     2.30%     4.04%     4.56%
     Portfolio turnover rate                                         97.42%    39.53%   166.32%    34.12%    47.80%
     Net assets, end of year (000's)                              $  55,421  $ 45,999  $ 40,903 $ 38,847   $ 33,362



THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------
     Fixed-Income Fund                                                 2000     1999      1998      1997      1996
------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year                            $14.49   $15.98    $16.04    $15.43    $15.73
     Income (loss) from investment operations:
     Net investment income                                             0.89     0.81      0.84      0.90      0.92
     Net realized and unrealized gain (loss) on securities           (0.29)    (1.49)     0.25      0.67     (0.31)
       Total income (loss) from investment operations                  0.60    (0.68)     1.09      1.57      0.61
     Distributions:
     Dividends from net investment income                            (0.90)    (0.81)    (0.85)    (0.89)    (0.91)
     Distributions from net realized gains                               .--       .--   (0.30)    (0.07)        .--
       Total distributions                                           (0.90)    (0.81)    (1.15)    (0.96)    (0.91)
     Net asset value at end of year                                  $14.19   $14.49    $15.98    $16.04    $15.43
     Total return                                                     4.32%   (4.32%)     6.97%    10.60%     4.08%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*                0.78%     0.87%     0.79%     0.82%     0.83%
     Decrease reflected in the above expense ratios due to
       undertakings by Parnassus Investments                          0.35%     0.36%     0.40%     0.43%     0.50%
     Ratio of net investment income to average net assets             6.18%     5.36%     4.92%     5.79%     5.98%
     Portfolio turnover rate                                         19.19%    13.47%    44.98%    17.15%     2.80%
     Net assets, end of year (000's)                               $ 10,309 $  11,006 $  11,482$   9,683  $   8,384

------------------------------------------------------------------------------------------------------------------------
     California Tax-Exempt Fund                                        2000      1999     1998      1997      1996
------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year                            $15.82   $16.88    $16.72    $16.02    $16.06
     Income (loss) from investment operations:
     Net investment income                                             0.72     0.72      0.75      0.74      0.80
     Net realized and unrealized gain (loss) on securities             1.10    (1.05)     0.26      0.71     (0.06)
       Total income (loss) from investment operations                  1.82    (0.33)     1.01      1.45      0.74
     Distributions:
     Dividends from net investment income                            (0.71)    (0.72)    (0.75)    (0.75)    (0.78)
     Distributions from net realized gains                           (0.03)    (0.01)    (0.10)        .--       .--
       Total distributions                                           (0.74)    (0.73)    (0.85)    (0.75)    (0.78)
     Net asset value at end of year                                  $16.90   $15.82    $16.88    $16.72    $16.02
     Total return                                                    11.75%   (2.01%)     6.12%     9.33%     4.78%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*                0.52%     0.70%     0.67%     0.67%     0.54%
     Decrease reflected in the above expense ratios due to
       undertakings by Parnassus Investments                          0.25%     0.25%     0.30%     0.32%     0.46%
     Ratio of net investment income to average net assets             4.27%     4.42%     4.43%     4.69%     4.96%
     Portfolio turnover rate                                          8.13%     1.75%     9.40%    10.00%      .00%
     Net assets, end of year (000's)                               $ 17,186$    7,777 $   7,342$   6,520  $   5,835

   * Parnassus Investments has agreed to a 1.25% limit on expenses for the Equity Income Fund and 1% for the Fixed-Income and California Tax-Exempt Funds (See Note 5 for details). Certain fees were waived for the years ended December 31, 2000, 1999, 1998, 1997 and 1996.


THE PARNASSUS INCOME TRUST

TAX INFORMATION (UNAUDITED)

YEAR ENDED DECEMBER 31, 2000

The following tax information represents disclosures of various tax benefits passed through to shareholders.

In accordance with the Code, the following Funds are designating the following amounts of long-term capital gain dividends:

  The Parnassus Income Trust - Equity Income Fund                    $ 6,234,028
  The Parnassus Income Trust - California Tax-Exempt Fund                 25,917

Of the distributions made from net investment income the following percentages are tax-exempt for regular federal income tax purposes.

  The Parnassus Income Trust - California Tax-Exempt Fund                  100%

                               Investment Adviser

                              Parnassus Investments

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105


                                  Legal Counsel

                            Gardner, Carton & Douglas

                            321 N. Clark Street #3300

                                Chicago, IL 60610


                              Independent Auditors

                              Deloitte & Touche LLP

                                50 Fremont Street

                         San Francisco, California 94105


                                    Custodian

                            Union Bank of California

                               475 Sansome Street

                         San Francisco, California 94111


                                   Distributor

                              Parnassus Investments

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105

                                www.parnassus.com

                 This report must be preceded or accompanied by
                             a current prospectus.

                           Printed on recycled paper.